UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 19, 2007

                           MONTPELIER RE HOLDINGS LTD.

             (Exact Name of Registrant as Specified in Its Charter)

            Bermuda                     001-31468                98-0428969

 (State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
      of Incorporation or                                    Identification No.)
         Organization)

                                Montpelier House
                                94 Pitts Bay Road
                                 Pembroke HM 08
                                     Bermuda

                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (441) 296-5550

                            ------------------------
Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On June 19, 2007, the Registrant announced that it has received approval from Lloyd's for the commencement of trading on July 1st 2007 of a new Syndicate, to be known as Montpelier Syndicate 5151, pseudonym "MRE".

The Syndicate will underwrite a book of non-marine property and engineering classes and a limited amount of specialty casualty business sourced from the London, U.S. and European markets.

The press  release  furnished  herewith is attached as Exhibit 99.1 to this Form
8-K.


Item 9.01. Financial Statements and Exhibits.

     (d)  Exhibits.


  Exhibit No.          Description of Exhibit
  -----------          ---------------------------------------------------------
  99.1                 Press Release dated June 19, 2007.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                Montpelier Re Holdings Ltd.
                                            ------------------------------------
                                                       (Registrant)

     June 19, 2007                          By:    /s/ Jonathan B. Kim
    ---------------                                -----------------------------
          Date                              Name:  Jonathan B. Kim
                                            Title: General Counsel and Secretary

                                  EXHIBIT INDEX

  Exhibit No.          Description of Exhibit
  -----------          ---------------------------------------------------------
  99.1                 Press Release dated June 19, 2007.